SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):      August 11, 2004

                                                 HICKOK INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	0-147 (Commission File Number)	34-0288470 (I.R.S. Employer Identification Number)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of Principal Executive Offices)                                                                             (Zip Code)

Registrant's telephone number, including area code:         (216) 541-8060

(Former Name or Former Address, if Changed Since Last Report)

Item 12.   Results of Operation and Financial Condition

             On August 11, 2004,  Hickok Incorporated issued a news release announcing results for its fiscal 2004 third quarter and nine months ended June 30, 2004. The news release is furnished herewith as Exhibit 99.1.

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

By:  /s/ Robert L. Bauman
Robert L. Bauman
   President and CEO

Date:    August 11, 2004

EXHIBIT  INDEX

            Exhibit                Description of Exhibit

            99.1                    News Release, dated August 11, 2004